Exhibit 99.1

For immediate release

NORTHERN GENESIS ACQUISITION CORP. RECEIVES STOCKHOLDER APPROVAL FOR ITS INTENDED BUSINESS COMBINATION WITH LION

KANSAS CITY, MO and MONTREAL, QC - April 23, 2021 – Northern Genesis Acquisition Corp. (“NGA”) (NYSE: NGA), a U.S. publicly-traded special purpose acquisition company and The Lion Electric Company (“Lion”), a leading manufacturer of all-electric medium and heavy-duty urban vehicles, announced that today NGA’s stockholders approved the previously announced business combination transaction with Lion, and each of the other proposals considered and voted upon at the meeting. NGA is expected to file with the Securities and Exchange Commission (the “SEC”) a Form 8-K disclosing the final voting results.

In light of the recent SEC statement regarding accounting and reporting considerations for warrants issued by special purpose acquisition companies (SPACs), NGA expects to file as soon as practicable an amendment to its annual report on Form 10-K for the year ended December 31, 2020 (the “Amended Form 10-K”) reflecting the reclassification of NGA’s private placement and public warrants as a derivative liability, as further described in NGA’s current report on Form 8-K filed with the SEC on April 20, 2021.

The closing of the business combination is expected to occur as soon as reasonably practicable after (i) the filing by NGA of its Amended Form 10-K, and (ii) satisfaction or waiver by Lion and NGA of all of the closing conditions set out in the definitive agreements related to the business combination transaction, including the obtaining by Lion of the clearance from the Autorité des Marchés Financiers (“AMF”), the regulatory and oversight body for Québec’s financial sector, for the filing of its Canadian final non-offering prospectus.

Following the closing of the business combination transaction, the common shares of Lion will trade on the New York Stock Exchange (the “NYSE”) and the Toronto Stock Exchange (the “TSX”) under the new symbol “LEV”, and the warrants of Lion will trade on the NYSE under the new symbol “LEV WS” and on the TSX under the new symbol “LEV.WT.”

ABOUT NORTHERN GENESIS ACQUISITION CORP.

Northern Genesis Acquisition Corp. (NYSE: NGA) is a special purpose acquisition company formed for the purpose of effecting a merger, stock exchange, acquisition, reorganization or similar business combination with one or more businesses. The Northern Genesis management team brings a unique entrepreneurial owner-operator mindset and a proven history of creating shareholder value across the sustainable power and energy value chain. Northern Genesis is committed to helping the next great public company find its path to success; a path which will most certainly recognize the growing sensitivity of customers, employees and investors to alignment with the principles underlying sustainability.

The Lion Electric Co 921, chemin de la Rivière-du-Nord, Saint-Jérôme, QC, J7Y 5G2

450 432-5466 |1 855 546-6706             thelionelectric.com

ABOUT LION ELECTRIC

Lion Electric is an innovative manufacturer of zero-emission vehicles. The company creates, designs and manufactures all-electric class 5 to class 8 commercial urban trucks and all-electric buses and minibuses for the school, paratransit and mass transit segments. Lion is a North American leader in electric transportation and designs, builds and assembles all its vehicles’ components, including chassis, battery packs, truck cabins and bus bodies.

Always actively seeking new and reliable technologies, Lion vehicles have unique features that are specifically adapted to its users and their everyday needs. Lion believes that transitioning to all-electric vehicles will lead to major improvements in our society, environment and overall quality of life.

Forward-Looking Statements

All statements other than statements of historical facts contained in this press release constitute “forward-looking statements” (which shall include forward-looking information within the meaning of Canadian securities laws) within the meaning of Section 27A of the Securities Act, including statements regarding the anticipated completion of the business combination transaction, NGA’s amendment to its annual report on Form 10-K, the AMF’s clearance for the filing of the Canadian final non-offering prospectus, and the listing of Lion’s common shares and warrants on the NYSE and the TSX. Forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “could,” “plan,” “potential,” “future,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Lion's management and are not predictions of actual performance. These forward-looking statements are provided for the purpose of assisting readers in understanding certain key elements of Lion’s current objectives, goals, targets, strategic priorities, expectations and plans, and in obtaining a better understanding of Lion’s business and anticipated operating environment. Readers are cautioned that such information may not be appropriate for other purposes and is not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

Forward-looking statements involve inherent risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Lion, and are based on a number of assumptions, as well as other factors that Lion believes are appropriate and reasonable in the circumstances, but there can be no assurance that such estimates and assumptions will prove to be correct or that Lion’s vision, business, objectives, plans and strategies will be achieved. Many risks and uncertainties could cause Lion's actual results, performance or achievements or future events or developments to differ materially from those expressed or implied by the forward-looking statements.

The Lion Electric Co 921, chemin de la Rivière-du-Nord, Saint-Jérôme, QC, J7Y 5G2

450 432-5466 |1 855 546-6706             thelionelectric.com

In addition, forward-looking statements reflect Lion’s expectations, plans or forecasts of future events and views as of the date of this press release. Lion anticipates that subsequent events and developments will cause Lion's assessments to change. However, while Lion may elect to update these forward-looking statements at some point in the future, Lion has no intention and undertakes no obligation to do so, except as required by applicable law. These forward-looking statements should not be relied upon as representing Lion’s assessments as of any date subsequent to the date of this press release. Lion’s forward-looking statements are expressly qualified in their entirety by this cautionary statement. The complete version of the cautionary note regarding forward-looking statements as well as a description of the relevant assumptions and risk factors likely to affect Lion’s actual results, performance or achievements or future events or developments to differ materially from those expressed or implied by the forward-looking statements are included in the registration statement on Form F-4 filed by Lion under its profile on EDGAR at www.sec.gov.

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CONTACTS:

Lion

MEDIA

Patrick Gervais

Vice President of Marketing and Communications

Patrick.Gervais@thelionelectric.com
514-992-1060

INVESTORS

Isabelle Adjahi

Vice President, Investor Relations and Sustainable Development

Isabelle.Adjahi@thelionelectric.com

450-432-5466, extension 171

Northern Genesis Acquisition Corp.

Avi Das

Investor Relations

investors@northerngenesis.com

816-514-0324

The Lion Electric Co 921, chemin de la Rivière-du-Nord, Saint-Jérôme, QC, J7Y 5G2

450 432-5466 |1 855 546-6706             thelionelectric.com

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